UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       April 11, 2002
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.           Regulation FD Disclosure

     On April 11, 2002, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International to Present at the SunTrust Robinson Humphrey Institutional Conference." The press release is included below.


                                                           FOR IMMEDIATE RELEASE


Contact: Carol DiRaimo,
         Director of Investor Relations
         (913) 967-4109


                   Applebee's International to Present at the
               SunTrust Robinson Humphrey Institutional Conference


Overland Park, Kan., April 11, 2002 -- Applebee's International, Inc. (Nasdaq:APPB) will be presenting at the SunTrust Robinson Humphrey Institutional Conference to be held in Atlanta on Monday, April 15, 2002, at 2:45 p.m. Eastern Daylight Time. An audio webcast of the presentation will be available over the Internet at http://www.twst.com/econf/mm/strh1/appb.html. The archived webcast will also be available at the Investor Relations section of the company's website (www.applebees.com) through Wednesday, April 24, 2002.

Applebee's International, Inc., headquartered in Overland Park, Kan., currently develops, franchises and operates restaurants under the Applebee's Neighborhood Grill and Bar brand, the largest casual dining concept in the world. There are currently 1,404 Applebee's restaurants operating system-wide in 49 states and eight international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).






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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             APPLEBEE'S INTERNATIONAL, INC.
                                             (Registrant)


Date:    April 11, 2002                      By:/s/ Steven K. Lumpkin
         ---------------------                 ----------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



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